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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                       -------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported):  August 14, 2002


                                PENTON MEDIA INC.
                                -----------------
               (Exact Name of Registrant as Specified in Charter)



Delaware                                     1-14337             36-2875386
----------------------------         ------------------         ----------
(State or Other Jurisdiction            (Commission            (IRS Employer
      of Incorporation)                  File Number)        Identification No.)


1300 East Ninth Street, Cleveland, Ohio                         44114
---------------------------------------------                 --------
(Address of Principal Executive Offices)                      (Zip Code)


Registrant's telephone number, including area code: 216-696-7000
                                                    ------------





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ITEM 9.  REGULATION FD DISCLOSURE

         On August 14, 2002, in connection with the filing of the Form 10-Q of Penton Media, Inc. (the "Company") for the quarterly period ended June 30, 2002 (the "Report"), the Chief Executive Officer and the Interim Chief Financial Officer of the Company each certified, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that, to such officer's knowledge:

         (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of the dates and for the periods expressed in the Report.





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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                  Penton Media, Inc.



                                  By:     /s/ Preston L. Vice
                                        ---------------------------------------
                                        Name:  Preston L. Vice
                                        Title:  Interim Chief Financial Officer


Date:  August 15, 2002